UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Mid Cap Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

OTC-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nuance Communications, Inc.	2.8%
Allergan, Inc.	2.3%
Cleveland-Cliffs, Inc.	2.1%
Noble Corp.	2.0%
Lorillard, Inc.	1.9%
Flextronics International Ltd.	1.9%
Cummins, Inc.	1.9%
TETRA Technologies, Inc.	1.8%
CIGNA Corp.	1.8%
Eaton Corp.	1.8%

Equity sectors
Technology	16.0%
Health Care	15.2%
Industrial Goods & Services	10.7%
Energy	10.3%
Financial Services	9.1%
Retailing	7.5%
Special Products & Services	5.9%
Leisure	5.7%
Basic Materials	5.2%
Utilities & Communications	4.9%
Consumer Staples	4.0%
Transportation	1.6%
Autos & Housing	1.4%

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Mid Cap Growth Fund provided a total return of -9.71%, at net asset value. This compares with a return of -7.57% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Management Review – continued

Detractors from Performance

Stock selection in the technology sector was the principal detractor from relative performance. The fund’s positioning in weak-performing semiconductor manufacturer ON Semiconductor (g) hurt relative results.

Security selection in the health care sector also dampened relative returns over the reporting period. Managed health care companies, Wellcare Health Plans (g) and Coventry Health Care, were among the fund’s top detractors. Wellcare’s stock price plummeted early in the reporting period as federal authorities launched an investigation into the company’s business. Shares of Coventry Health Care dropped as the company lowered its full-year earnings forecast, citing weak Medicare business and higher costs as primary factors for the shortfall.

Stock selection in the industrial goods and services sector was another factor holding back relative performance. The fund’s holdings of industrial automation products maker Rockwell Automation hindered relative results as the stock underperformed over the reporting period.

Elsewhere, holdings of insurance and investment company Genworth Financial (aa), slot machines manufacturer International Game Technology, and apparel retailer Phillips-Van Heusen were among the top detractors. Not owning oilfield services provider Weatherford International and oil and gas company Chesapeake Energy negatively impacted the fund’s relative performance. The fund’s positioning in strong-performing coal mining company Peabody Energy (g) further hampered relative results.

Contributors to Performance

Stock Selection in the basic materials sector aided relative performance over the reporting period. Petrochemical company Praxair (aa)(g) and iron ore miner Cleveland-Cliffs were among the fund’s top contributors. Shares of Cleveland-Cliffs rose, in part, due to an improved profit outlook coming from higher iron and coal prices.

Security selection in the retailing sector also had a positive impact on performance relative to the benchmark. Here, the fund’s positioning in discount retailer Family Dollar Stores helped.

Stocks in other sectors that bolstered relative performance included financial services company UnionBanCal Corp. (aa), fast food restaurant company Yum! Brands, orthopedic products maker Zimmer Holdings (aa), and integrated oil and gas company Hess (aa)(g). Avoiding computer graphics processor maker NVIDIA, which significantly underperformed the benchmark, and the fund’s positioning in oil and gas services company Tetra Technologies also helped relative results.

The fund’s cash position was a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when

Management Review – continued

equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Krummell Portfolio Manager	Eric Weigel Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	12/01/93	(9.71)%	4.39%	6.59%
B	12/01/93	(10.46)%	3.61%	5.78%
C	8/01/94	(10.49)%	3.59%	5.77%
I	1/02/97	(9.62)%	4.65%	6.84%
R1	4/01/05	(10.49)%	3.53%	5.75%
R2 (formerly R3)	10/31/03	(10.08)%	3.95%	5.96%
R3 (formerly R4)	4/01/05	(9.83)%	4.30%	6.54%
R4 (formerly R5)	4/01/05	(9.77)%	4.46%	6.62%
529A	7/31/02	(10.05)%	4.08%	6.39%
529B	7/31/02	(10.58)%	3.37%	5.65%
529C	7/31/02	(10.61)%	3.40%	5.64%

Comparative benchmark

Russell Midcap Growth Index (f)	(7.57)%	9.69%	8.05%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(14.90)%	3.16%	5.96%
B With CDSC (Declining over six years from 4% to 0%) (x)	(14.04)%	3.26%	5.78%
C With CDSC (1% for 12 months) (x)	(11.39)%	3.59%	5.77%
529A With Initial Sales Charge (5.75%)	(15.22)%	2.86%	5.76%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(14.16)%	3.02%	5.65%
529C With CDSC (1% for 12 months) (x)	(11.50)%	3.40%	5.64%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity

Performance Summary – continued

universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for classes R3, R4 and 529A shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for classes R1, R2 and 529B shares includes the performance of the fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund’s class C shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
A	Actual	1.32%	$1,000.00	$987.14	$6.59
	Hypothetical (h)	1.32%	$1,000.00	$1,018.50	$6.70
B	Actual	2.07%	$1,000.00	$982.78	$10.32
	Hypothetical (h)	2.07%	$1,000.00	$1,014.73	$10.48
C	Actual	2.07%	$1,000.00	$982.37	$10.31
	Hypothetical (h)	2.07%	$1,000.00	$1,014.73	$10.48
I	Actual	1.07%	$1,000.00	$987.40	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43
R1	Actual	2.07%	$1,000.00	$982.72	$10.32
	Hypothetical (h)	2.07%	$1,000.00	$1,014.73	$10.48
R2 (formerly R3)	Actual	1.57%	$1,000.00	$984.70	$7.83
	Hypothetical (h)	1.57%	$1,000.00	$1,017.24	$7.96
R3 (formerly R4)	Actual	1.32%	$1,000.00	$987.08	$6.59
	Hypothetical (h)	1.32%	$1,000.00	$1,018.50	$6.70
R4 (formerly R5)	Actual	1.09%	$1,000.00	$987.18	$5.44
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
529A	Actual	1.55%	$1,000.00	$984.75	$7.73
	Hypothetical (h)	1.55%	$1,000.00	$1,017.34	$7.86
529B	Actual	2.20%	$1,000.00	$982.56	$10.96
	Hypothetical (h)	2.20%	$1,000.00	$1,014.08	$11.14
529C	Actual	2.20%	$1,000.00	$982.16	$10.96
	Hypothetical (h)	2.20%	$1,000.00	$1,014.08	$11.14

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 1.52%, 2.17%, and 2.18% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $7.58, $10.82, and $10.86 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $7.71, $10.99, and $11.04 for Class 529A, Class 529B, and Class 529C shares, respectively.

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.5%
Issuer	Shares/Par	Value ($)

Aerospace - 1.1%
Goodrich Corp.	107,100	$5,488,874
L-3 Communications Holdings, Inc.	56,900	5,914,185

		$11,403,059
Airlines - 0.7%
Copa Holdings S.A., “A”	203,940	$7,786,428

Alcoholic Beverages - 1.1%
Molson Coors Brewing Co.	231,700	$11,040,505

Apparel Manufacturers - 1.5%
Phillips-Van Heusen Corp.	326,782	$12,437,323
Quiksilver, Inc. (a)	366,000	2,821,860

		$15,259,183
Automotive - 1.4%
Autoliv, Inc.	133,810	$5,136,966
BorgWarner Transmission Systems, Inc.	96,900	4,006,815
Goodyear Tire & Rubber Co. (a)	275,100	5,394,711

		$14,538,492
Biotechnology - 2.8%
Cubist Pharmaceuticals, Inc.	343,900	$7,576,117
Genzyme Corp. (a)	187,830	14,707,089
Invitrogen Corp. (a)	161,020	6,836,909

		$29,120,115
Broadcasting - 0.6%
Grupo Televisa S.A., ADR	276,400	$6,406,952

Brokerage & Asset Managers - 1.9%
Affiliated Managers Group, Inc. (a)	81,402	$7,751,098
CME Group, Inc.	10,360	3,474,537
Invesco Ltd.	134,100	3,436,983
TD AMERITRADE Holding Corp. (a)	268,650	5,488,520

		$20,151,138

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 3.6%
Amdocs Ltd. (a)	477,520	$14,416,329
MasterCard, Inc., “A”	15,400	3,735,270
Satyam Computer Services Ltd., ADR (l)	723,600	16,107,336
Visa, Inc., “A”	46,870	3,557,433

		$37,816,368
Cable TV - 0.5%
Dish Network Corp., “A” (a)	188,910	$5,329,151

Chemicals - 1.6%
Intrepid Potash, Inc.	109,770	$5,198,707
PPG Industries, Inc.	182,830	11,492,694

		$16,691,401
Computer Software - 6.0%
Akamai Technologies, Inc. (a)	510,522	$11,690,954
MicroStrategy, Inc., “A” (a)	154,200	9,893,472
Salesforce.com, Inc. (a)	269,780	15,113,076
Synopsys, Inc. (a)	421,250	9,069,513
VeriSign, Inc. (a)	526,550	16,833,804

		$62,600,819
Consumer Goods & Services - 2.3%
DeVry, Inc.	143,900	$7,422,362
New Oriental Education & Technology Group, Inc., ADR (a)	96,000	7,113,600
Priceline.com, Inc. (a)(l)	104,090	9,678,288

		$24,214,250
Electrical Equipment - 2.0%
Baldor Electric Co. (l)	153,000	$5,452,920
Rockwell Automation, Inc.	153,700	7,256,177
WESCO International, Inc. (a)	217,900	8,376,076

		$21,085,173
Electronics - 6.6%
First Solar, Inc. (a)	23,600	$6,528,940
Flextronics International Ltd. (a)	2,204,200	19,661,464
GT Solar International, Inc. (a)	303,630	3,825,738
Hittite Microwave Corp. (a)	130,440	4,616,272
Intersil Corp., “A”	473,430	11,092,465
Marvell Technology Group Ltd. (a)	335,900	4,739,549
MEMC Electronic Materials, Inc. (a)	153,660	7,543,169
National Semiconductor Corp.	516,860	11,076,310

		$69,083,907

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 0.8%
CONSOL Energy, Inc.	66,500	$4,502,715
Tesoro Corp. (l)	185,600	3,442,880

		$7,945,595
Energy - Integrated - 1.2%
Marathon Oil Corp.	137,000	$6,174,590
Murphy Oil Corp.	80,900	6,353,077

		$12,527,667
Engineering - Construction - 1.4%
Fluor Corp.	101,600	$8,141,208
Foster Wheeler Ltd. (a)	127,700	6,345,413

		$14,486,621
Food & Beverages - 1.0%
Pepsi Bottling Group, Inc.	347,600	$10,282,008

Gaming & Lodging - 1.1%
International Game Technology	525,340	$11,258,036

General Merchandise - 2.4%
Family Dollar Stores, Inc.	566,200	$14,109,704
Kohl’s Corp. (a)	127,400	6,264,258
Stage Stores, Inc.	277,800	4,422,576

		$24,796,538
Health Maintenance Organizations - 3.0%
CIGNA Corp.	452,400	$18,946,512
Coventry Health Care, Inc.	343,900	12,043,378

		$30,989,890
Insurance - 2.6%
Aspen Insurance Holdings Ltd.	326,440	$8,846,524
Genworth Financial, Inc., “A”	491,860	7,894,353
Max Capital Group Ltd.	380,400	9,890,400

		$26,631,277
Leisure & Toys - 1.8%
Activision Blizzard, Inc. (a)	172,800	$5,671,296
Electronic Arts, Inc. (a)	263,900	12,880,959

		$18,552,255

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 6.2%
Bucyrus International, Inc.	70,000	$4,889,500
Cummins, Inc.	298,540	19,452,866
Eaton Corp.	249,810	18,281,096
Kennametal, Inc.	148,400	5,228,132
Timken Co.	511,020	16,516,166

		$64,367,760
Major Banks - 1.1%
UnionBanCal Corp.	154,300	$11,368,824

Medical & Health Technology & Services - 1.5%
Express Scripts, Inc. (a)	76,440	$5,611,460
Patterson Cos., Inc. (a)	155,100	5,046,954
Tenet Healthcare Corp.	894,800	5,395,644

		$16,054,058
Medical Equipment - 3.6%
Advanced Medical Optics, Inc. (a)(l)	385,760	$8,343,989
St. Jude Medical, Inc. (a)	244,400	11,200,852
Zimmer Holdings, Inc. (a)	252,500	18,278,475

		$37,823,316
Metals & Mining - 2.6%
Cleveland-Cliffs, Inc.	215,780	$21,841,252
United States Steel Corp.	38,200	5,083,274

		$26,924,526
Natural Gas - Distribution - 0.8%
Questar Corp.	168,600	$8,748,654

Natural Gas - Pipeline - 2.3%
El Paso Corp.	562,700	$9,430,852
Williams Cos., Inc.	468,040	14,457,756

		$23,888,608
Network & Telecom - 0.6%
Juniper Networks, Inc. (a)	254,500	$6,540,650

Oil Services - 8.3%
Cameron International Corp. (a)	316,780	$14,758,780
ENSCO International, Inc.	105,500	7,150,790
Exterran Holdings, Inc. (a)	75,500	3,451,105
Helix Energy Solutions Group, Inc. (a)	134,000	4,123,180

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - continued
National Oilwell Varco, Inc. (a)	87,100	$6,421,883
Noble Corp.	421,120	21,178,125
Pride International, Inc.	258,400	9,925,144
TETRA Technologies, Inc.	858,000	18,996,120

		$86,005,127
Other Banks & Diversified Financials - 2.5%
East West Bancorp, Inc. (l)	537,600	$6,703,872
Northern Trust Corp.	110,500	8,883,095
Sovereign Bancorp, Inc.	1,036,700	10,014,522

		$25,601,489
Personal Computers & Peripherals - 2.8%
Nuance Communications, Inc. (a)	1,866,160	$29,485,328

Pharmaceuticals - 4.3%
Allergan, Inc.	437,750	$24,457,093
Endo Pharmaceuticals Holdings, Inc. (a)	240,997	5,475,452
Sepracor, Inc.	226,300	4,163,920
United Therapeutics Corp.	99,100	10,517,483

		$44,613,948
Railroad & Shipping - 0.9%
Kirby Corp.	205,200	$9,396,108

Real Estate - 1.0%
Kilroy Realty Corp., REIT	108,500	$5,430,425
Mack-Cali Realty Corp., REIT	119,100	4,814,022

		$10,244,447
Restaurants - 1.7%
Panera Bread Co., “A” (a)(l)	74,700	$4,014,378
Red Robin Gourmet Burgers, Inc. (a)(l)	123,800	3,305,460
YUM! Brands, Inc.	283,950	10,131,336

		$17,451,174
Specialty Chemicals - 1.0%
Airgas, Inc.	181,000	$10,722,440

Specialty Stores - 3.6%
Advance Auto Parts, Inc.	141,700	$6,098,768
Ethan Allen Interiors, Inc. (l)	192,100	5,213,594
O’Reilly Automotive, Inc. (a)	174,500	5,081,440

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Pier 1 Imports, Inc. (a)	1,015,200	$4,487,184
Ross Stores, Inc.	195,400	7,857,034
Tiffany & Co.	132,200	5,839,274
TJX Cos., Inc.	90,900	3,294,216

		$37,871,510
Telephone Services - 0.8%
Embarq Corp.	174,222	$8,216,310

Tobacco - 1.9%
Lorillard, Inc.	278,700	$20,133,288

Utilities - Electric Power - 1.0%
NRG Energy, Inc. (a)	285,770	$10,756,383
Total Common Stocks (Identified Cost, $1,058,133,009)		$1,016,210,776

Collateral for Securities Loaned - 4.6%
Citigroup Global Markets, Inc. Repurchase Agreement, 2.1%, dated 8/29/08, due 9/02/08, total to be received $47,643,515 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost and Net Asset Value	47,635,179	$47,635,179

Money Market Funds (v) - 2.6%
MFS Institutional Money Market Portfolio, 2.708%, at Cost and Net Asset Value	26,709,007	$26,709,007
Total Investments (Identified Cost, $1,132,477,195)		$1,090,554,962

Other Assets, Less Liabilities - (4.7)%		(48,590,460)
Net Assets - 100.0%		$1,041,964,502

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,105,768,188)	$1,063,845,955
Underlying funds, at cost and value	26,709,007
Total investments, at value, including $46,445,735 of securities on loan (identified cost, $1,132,477,195)		$1,090,554,962
Receivable for fund shares sold	$225,653
Interest and dividends receivable	1,055,930
Other assets	3,773
Total assets		$1,091,840,318
Liabilities
Payable for fund shares reacquired	$1,533,307
Collateral for securities loaned, at value	47,635,179
Payable to affiliates
Management fee	85,599
Shareholder servicing costs	378,770
Distribution and service fees	27,759
Administrative services fee	1,615
Program manager fees	12
Payable for independent trustees’ compensation	88,638
Accrued expenses and other liabilities	124,937
Total liabilities		$49,875,816
Net assets		$1,041,964,502
Net assets consist of
Paid-in capital	$2,116,997,326
Unrealized appreciation (depreciation) on investments	(41,922,233)
Accumulated net realized gain (loss) on investments	(1,033,017,912)
Accumulated net investment loss	(92,679)
Net assets		$1,041,964,502
Shares of beneficial interest outstanding		113,529,129

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$295,672,020
Shares outstanding	32,119,126
Net asset value per share		$9.21
Offering price per share (100/94.25 × net asset value per share)		$9.77
Class B shares
Net assets	$124,123,719
Shares outstanding	14,503,401
Net asset value and offering price per share		$8.56
Class C shares
Net assets	$47,724,787
Shares outstanding	5,705,359
Net asset value and offering price per share		$8.36
Class I shares
Net assets	$546,397,882
Shares outstanding	58,112,629
Net asset value, offering price, and redemption price per share		$9.40
Class R1 shares
Net assets	$2,631,792
Shares outstanding	308,611
Net asset value, offering price, and redemption price per share		$8.53
Class R2 shares (formerly Class R3 shares)
Net assets	$7,215,743
Shares outstanding	800,974
Net asset value, offering price, and redemption price per share		$9.01
Class R3 shares (formerly Class R4 shares)
Net assets	$2,731,701
Shares outstanding	298,024
Net asset value, offering price, and redemption price per share		$9.17
Class R4 shares (formerly Class R5 shares)
Net assets	$14,351,167
Shares outstanding	1,553,314
Net asset value, offering price, and redemption price per share		$9.24
Class 529A shares
Net assets	$664,664
Shares outstanding	73,529
Net asset value and redemption price per share		$9.04
Offering price per share (100/94.25 × net asset value per share)		$9.59

Statement of Assets and Liabilities – continued

Class 529B shares
Net assets	$170,035
Shares outstanding	20,132
Net asset value and offering price per share		$8.45
Class 529C shares
Net assets	$280,992
Shares outstanding	34,030
Net asset value and offering price per share		$8.26

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$9,541,226
Dividends from underlying funds	1,066,476
Interest	235,820
Total investment income		$10,843,522
Expenses
Management fee	$8,817,281
Distribution and service fees	3,145,030
Program manager fees	2,214
Shareholder servicing costs	2,936,451
Administrative services fee	166,084
Retirement plan administration and services fees	17,003
Independent trustees’ compensation	20,235
Custodian fee	128,864
Shareholder communications	104,354
Auditing fees	51,937
Legal fees	26,693
Miscellaneous	176,074
Total expenses		$15,592,220
Fees paid indirectly	(2,497)
Reduction of expenses by investment adviser	(6,038)
Net expenses		$15,583,685
Net investment loss		$(4,740,163)
Realized and unrealized gain (loss) on investments
Investment transactions in non-affiliated issuers	$68,267,285
Change in unrealized appreciation (depreciation) Investments	(180,618,300)
Net realized and unrealized gain (loss) on investments		$(112,351,015)
Change in net assets from operations		$(117,091,178)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2008	2007
Change in net assets
From operations
Net investment loss	$(4,740,163)	$(1,330,181)
Net realized gain (loss) on investments	68,267,285	123,784,996
Net unrealized gain (loss) on investments	(180,618,300)	119,457,269
Change in net assets from operations	$(117,091,178)	$241,912,084
Change in net assets from fund share transactions	$(151,932,838)	$(334,923,332)
Total change in net assets	$(269,024,016)	$(93,011,248)
Net assets
At beginning of period	1,310,988,518	1,403,999,766
At end of period (including accumulated net investment loss of $92,679 and $106,001, respectively)	$1,041,964,502	$1,310,988,518

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.20	$8.59		$8.88	$7.58	$7.43
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.00	(w)	$(0.07)	$(0.07)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.95)	1.61		(0.22)	1.37	0.23
Total from investment operations	$(0.99)	$1.61		$(0.29)	$1.30	$0.15
Net asset value, end of period	$9.21	$10.20		$8.59	$8.88	$7.58
Total return (%) (r)(s)(t)	(9.71)	18.74		(3.27)	17.15	2.02 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.24		1.29	1.29	1.26
Expenses after expense reductions (f)	1.31	1.24		1.29	1.29	1.26
Net investment income (loss)	(0.39)	0.00	(w)	(0.73)	(0.84)	(0.98)
Portfolio turnover	86	91		122	67	94
Net assets at end of period (000 Omitted)	$295,672	$386,013		$515,048	$931,140	$1,092,443

Class B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.56	$8.10	$8.45	$7.26	$7.17
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.07)	$(0.13)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.89)	1.53	(0.22)	1.32	0.22
Total from investment operations	$(1.00)	$1.46	$(0.35)	$1.19	$0.09
Net asset value, end of period	$8.56	$9.56	$8.10	$8.45	$7.26
Total return (%) (r)(s)(t)	(10.46)	18.02	(4.14)	16.39	1.26 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	1.99	2.04	2.04	2.01
Expenses after expense reductions (f)	2.06	1.99	2.04	2.04	2.01
Net investment loss	(1.14)	(0.75)	(1.48)	(1.59)	(1.73)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$124,124	$213,884	$271,832	$384,712	$446,415

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.34	$7.92	$8.26	$7.10	$7.01
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.07)	$(0.12)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)	1.49	(0.22)	1.29	0.22
Total from investment operations	$(0.98)	$1.42	$(0.34)	$1.16	$0.09
Net asset value, end of period	$8.36	$9.34	$7.92	$8.26	$7.10
Total return (%) (r)(s)(t)	(10.49)	17.93	(4.12)	16.34	1.28 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	1.99	2.04	2.04	2.01
Expenses after expense reductions (f)	2.06	1.99	2.04	2.04	2.01
Net investment loss	(1.14)	(0.76)	(1.48)	(1.59)	(1.73)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$47,725	$66,281	$80,563	$115,894	$139,797

Class I	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.40	$8.73	$9.01	$7.67	$7.49
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.02	$(0.04)	$(0.05)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.99)	1.65	(0.24)	1.39	0.24
Total from investment operations	$(1.00)	$1.67	$(0.28)	$1.34	$0.18
Net asset value, end of period	$9.40	$10.40	$8.73	$9.01	$7.67
Total return (%) (r)(s)	(9.62)	19.13	(3.11)	17.47	2.40 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	0.99	1.04	1.04	1.01
Expenses after expense reductions (f)	1.06	0.99	1.04	1.04	1.01
Net investment income (loss)	(0.13)	0.19	(0.46)	(0.58)	(0.72)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$546,398	$602,429	$485,841	$399,423	$270,934

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$9.53	$8.09	$8.44	$7.93
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.08)	$(0.14)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.89)	1.52	(0.21)	0.57	(g)
Total from investment operations	$(1.00)	$1.44	$(0.35)	$0.51
Net asset value, end of period	$8.53	$9.53	$8.09	$8.44
Total return (%) (r)(s)	(10.49)	17.80	(4.15)	6.43	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.13	2.24	2.27	(a)
Expenses after expense reductions (f)	2.11	2.08	2.14	2.27	(a)
Net investment loss	(1.17)	(0.94)	(1.57)	(1.77	)(a)
Portfolio turnover	86	91	122	67
Net assets at end of period (000 Omitted)	$2,632	$1,366	$430	$210

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$10.02	$8.46	$8.79	$7.54	$7.60
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.05)	$(0.10)	$(0.11)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.95)	1.61	(0.23)	1.36	0.03
Total from investment operations	$(1.01)	$1.56	$(0.33)	$1.25	$(0.06)
Net asset value, end of period	$9.01	$10.02	$8.46	$8.79	$7.54
Total return (%) (r)(s)	(10.08)	18.44	(3.75)	16.58	(0.79	)(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.69	1.79	1.80	1.74	(a)
Expenses after expense reductions (f)	1.60	1.63	1.69	1.80	1.74	(a)
Net investment loss	(0.65)	(0.47)	(1.10)	(1.33)	(1.47	)(a)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$7,216	$3,594	$2,185	$1,126	$314

See Notes to Financial Statements

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.17	$8.57	$8.87	$8.31
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.02)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.96)	1.62	(0.23)	0.59	(g)
Total from investment operations	$(1.00)	$1.60	$(0.30)	$0.56
Net asset value, end of period	$9.17	$10.17	$8.57	$8.87
Total return (%) (r)(s)	(9.83)	18.67	(3.38)	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.39	1.43	1.45	(a)
Expenses after expense reductions (f)	1.36	1.39	1.43	1.45	(a)
Net investment loss	(0.44)	(0.16)	(0.79)	(0.93	)(a)
Portfolio turnover	86	91	122	67
Net assets at end of period (000 Omitted)	$2,732	$1,929	$1,899	$53

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.24	$8.60	$8.88	$8.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.02	$(0.05)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.98)	1.62	(0.23)	0.59	(g)
Total from investment operations	$(1.00)	$1.64	$(0.28)	$0.57
Net asset value, end of period	$9.24	$10.24	$8.60	$8.88
Total return (%) (r)(s)	(9.77)	19.07	(3.15)	6.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.14	1.15	(a)
Expenses after expense reductions (f)	1.10	1.09	1.14	1.15	(a)
Net investment (income) loss	(0.19)	0.16	(0.54)	(0.63	)(a)
Portfolio turnover	86	91	122	67
Net assets at end of period (000 Omitted)	$14,351	$30,102	$38,641	$53

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.05	$8.49	$8.81	$7.54	$7.40
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.04)	$(0.10)	$(0.10)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.95)	1.60	(0.22)	1.37	0.25
Total from investment operations	$(1.01)	$1.56	$(0.32)	$1.27	$0.14
Net asset value, end of period	$9.04	$10.05	$8.49	$8.81	$7.54
Total return (%) (r)(s)(t)	(10.05)	18.37	(3.63)	16.84	1.89 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.59	1.64	1.64	1.60
Expenses after expense reductions (f)	1.60	1.59	1.64	1.64	1.60
Net investment loss	(0.67)	(0.40)	(1.06)	(1.18)	(1.32)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$665	$771	$667	$591	$345

Class 529B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.45	$8.03	$8.39	$7.23	$7.16
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.09)	$(0.15)	$(0.15)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)	1.51	(0.21)	1.31	0.22
Total from investment operations	$(1.00)	$1.42	$(0.36)	$1.16	$0.07
Net asset value, end of period	$8.45	$9.45	$8.03	$8.39	$7.23
Total return (%) (r)(s)(t)	(10.58)	17.68	(4.29)	16.04	0.98 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.25	2.23	2.29	2.29	2.25
Expenses after expense reductions (f)	2.25	2.23	2.28	2.29	2.25
Net investment loss	(1.32)	(1.03)	(1.71)	(1.83)	(1.97)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$170	$199	$185	$158	$129

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.24	$7.85	$8.21	$7.07	$6.99
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.08)	$(0.14)	$(0.14)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.86)	1.47	(0.22)	1.28	0.23
Total from investment operations	$(0.98)	$1.39	$(0.36)	$1.14	$0.08
Net asset value, end of period	$8.26	$9.24	$7.85	$8.21	$7.07
Total return (%) (r)(s)(t)	(10.61)	17.71	(4.38)	16.12	1.14 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.25	2.24	2.29	2.29	2.26
Expenses after expense reductions (f)	2.25	2.24	2.29	2.29	2.26
Net investment loss	(1.32)	(0.94)	(1.71)	(1.82)	(1.97)
Portfolio turnover	86	91	122	67	94
Net assets at end of period (000 Omitted)	$281	$257	$350	$329	$183

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the accrual was recorded.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and 0.01%, respectively.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation.

Notes to Financial Statements – continued

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after

Notes to Financial Statements – continued

November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The fund declared no distributions for the years ended August 31, 2008 and August 31, 2007.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$1,132,585,569
Gross appreciation	$79,533,133
Gross depreciation	(121,563,740)
Net unrealized appreciation (depreciation)	$(42,030,607)
Capital loss carryforwards	(1,032,909,538)
Other temporary differences	(92,679)

As of August 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(1,032,909,538)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4,

Notes to Financial Statements – continued

and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $3.0 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended August 31, 2008, the fund’s average daily net assets did not exceed $3.0 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective September 1, 2008, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $3 billion of average daily net assets and 0.70% of average daily net assets in excess of $3 billion.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $24,791 and $391 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.25%	$840,430
Class B	0.75%	0.25%	1.00%	1.00%	1,658,167
Class C	0.75%	0.25%	1.00%	1.00%	566,463
Class R (b)	0.25%	0.25%	0.50%	0.50%	4,022
Class R1	0.75%	0.25%	1.00%	0.88%	23,820
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	3,516
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	34,176
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	7,355
Class 529A	0.25%	0.25%	0.50%	0.35%	2,510
Class 529B	0.75%	0.25%	1.00%	1.00%	1,923
Class 529C	0.75%	0.25%	1.00%	1.00%	2,648
Total Distribution and Service Fees					$3,145,030

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$1,277
Class B	$152,167
Class C	$2,971
Class 529B	$6
Class 529C	$—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs

Notes to Financial Statements – continued

through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.19% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2008, were as follows:

Amount
Class 529A	$1,361
Class 529B	364
Class 529C	489
Total Program Manager Fees	$2,214

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $662,279, which equated to 0.0564% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,262,910.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the fund amounted to $1,011,262 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses

Notes to Financial Statements – continued

MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.16%	$4,443
Former Class R2 (b)	0.25%	—	—	0.12%	848
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	2,726
Class R3 (formerly Class R4)	0.15%	—	—	0.05%	1,483
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	7,503
Total Retirement Plan Administration and Services Fees					$17,003

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,067. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $12,298. Both amounts are included in independent trustees’ compensation for the year ended August 31, 2008. The

Notes to Financial Statements – continued

liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $88,638 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $8,435 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $6,038, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $986,482,600 and $1,159,992,325, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,600,315	$85,758,532	8,526,809	$82,960,908
Class B	688,926	6,344,101	1,266,449	11,530,843
Class C	474,809	4,330,982	545,518	4,863,749
Class I	4,082,768	40,715,949	4,705,472	45,111,567
Class R (b)	75,021	744,485	97,995	938,433
Class R1	244,201	2,335,021	188,757	1,736,993
Former Class R2 (b)	88,342	855,452	80,146	748,603
Class R2 (formerly Class R3)	756,907	7,488,785	487,021	4,762,974
Class R3 (formerly Class R4)	228,973	2,338,087	369,159	3,573,690
Class R4 (formerly Class R5)	166,649	1,658,551	659,238	6,487,305
Class 529A	9,404	92,602	10,633	104,192
Class 529B	2,508	22,966	3,112	27,897
Class 529C	9,232	82,428	4,466	40,463
	15,428,055	$152,767,941	16,944,775	$162,887,617
Shares reacquired
Class A	(14,307,167)	$(142,525,158)	(30,685,186)	$(293,023,094)
Class B	(8,556,068)	(78,848,946)	(12,436,868)	(112,998,024)
Class C	(1,862,377)	(16,782,819)	(3,622,877)	(31,880,112)
Class I	(3,897,307)	(39,333,757)	(2,439,108)	(24,575,684)
Class R (b)	(417,420)	(4,232,328)	(458,126)	(4,355,071)
Class R1	(78,943)	(717,165)	(98,544)	(909,211)
Former Class R2 (b)	(162,173)	(1,493,825)	(53,316)	(488,055)
Class R2 (formerly Class R3)	(314,644)	(2,990,722)	(386,468)	(3,798,866)
Class R3 (formerly Class R4)	(120,687)	(1,209,000)	(401,024)	(3,901,113)
Class R4 (formerly Class R5)	(1,554,294)	(16,390,075)	(2,212,030)	(21,533,039)
Class 529A	(12,565)	(122,174)	(12,548)	(116,226)
Class 529B	(3,380)	(28,939)	(5,170)	(47,554)
Class 529C	(3,005)	(25,871)	(21,246)	(184,900)
	(31,290,030)	$(304,700,779)	(52,832,511)	$(497,810,949)

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Net change
Class A	(5,706,852)	$(56,766,626)	(22,158,377)	$(210,062,186)
Class B	(7,867,142)	(72,504,845)	(11,170,419)	(101,467,181)
Class C	(1,387,568)	(12,451,837)	(3,077,359)	(27,016,363)
Class I	185,461	1,382,192	2,266,364	20,535,883
Class R (b)	(342,399)	(3,487,843)	(360,131)	(3,416,638)
Class R1	165,258	1,617,856	90,213	827,782
Former Class R2 (b)	(73,831)	(638,373)	26,830	260,548
Class R2 (formerly Class R3)	442,263	4,498,063	100,553	964,108
Class R3 (formerly Class R4)	108,286	1,129,087	(31,865)	(327,423)
Class R4 (formerly Class R5)	(1,387,645)	(14,731,524)	(1,552,792)	(15,045,734)
Class 529A	(3,161)	(29,572)	(1,915)	(12,034)
Class 529B	(872)	(5,973)	(2,058)	(19,657)
Class 529C	6,227	56,557	(16,780)	(144,437)
	(15,861,975)	$(151,932,838)	(35,887,736)	$(334,923,332)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 10%, 24%, and 17% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $5,038 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	403,845,158	(377,136,151)	26,709,007

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,066,476	$26,709,007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the portfolios comprising MFS Series Trust IV) (the “Trust”) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Matthew Krummell Eric Weigel

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of portfolio managers in June 2006 and October 2007 and significant changes to the Fund’s investment process in June 2006. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $3 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective September 1, 2008. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern Time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern Time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern Time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Money Market Fund

MFS® Government Money Market Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

MCM-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS® MONEY MARKET FUND

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	49.8%
30 - 59 days	19.4%
60 - 89 days	14.5%
90 - 366 days	16.5%
Other Assets Less Liabilities	(0.2)%

MFS® GOVERNMENT MONEY MARKET FUND

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	38.4%
30 - 59 days	29.2%
60 - 89 days	25.2%
90 - 366 days	6.0%
Other Assets Less Liabilities	1.2%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 08/31/08.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 08/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/08

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including their investment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although each fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Money Market Fund	MFS Government Money Market Fund
Inception Date: 12/19/75	Inception Date: 2/26/82
1 Year Total Return (without sales charge): 3.57%	1 Year Total Return (without sales charge): 2.87%
Current 7-day yield: 2.32%	Current 7-day yield: 1.64%
Current 7-day yield without waiver: 2.04%	Current 7-day yield without waiver: 1.29%

Yields quoted are based on the latest seven days ended as of August 31, 2008, with dividends annualized. The yield quotations more closely reflect the current earnings of the funds than the total return quotations. Shares of the funds can be purchased at net asset value without a sales charge. Certain shares of each fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the funds’ performance results would be less favorable. Please see the prospectus and financial statements for complete details.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses may include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the funds. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

MFS Money Market Fund	Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
Actual	0.36%	$1,000.00	$1,012.67	$1.82
Hypothetical (h)	0.36%	$1,000.00	$1,023.33	$1.83

MFS Government Money Market Fund	Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
Actual	0.63%	$1,000.00	$1,008.91	$3.18
Hypothetical (h)	0.63%	$1,000.00	$1,021.97	$3.20

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

5

PORTFOLIOS OF INVESTMENTS

8/31/08

The Portfolios of Investments is a complete list of all securities owned by your funds. It is categorized by broad-based asset classes.

MFS® MONEY MARKET FUND

Certificates of Deposit - 18.4%
Issuer	Shares/Par	Value ($)

Financial Institutions - 0.7%
Swedbank AB, NY, 2.87%, due 10/14/08	$8,800,000	$8,800,000

Major Banks - 11.0%
Bank of Scotland PLC, NY, 2.66%, due 9/08/08	$22,800,000	$22,800,000
Bank of Scotland PLC, NY, 2.78%, due 9/09/08	14,800,000	14,800,000
Barclays Bank PLC, NY, 2.8%, due 11/20/08	50,300,000	50,300,000
Wachovia Bank N.A., 2.52%, due 9/08/08	50,830,000	50,830,000

		$138,730,000
Other Banks & Diversified Financials - 6.7%
Calyon, NY, 2.75%, due 9/15/08	$15,400,000	$15,400,000
DEPFA Bank PLC, NY, 3.09%, due 1/06/09	24,415,000	24,415,000
DEPFA Bank PLC, NY, 3.15%, due 12/29/08	25,670,000	25,670,000
Harris, N.A., 2.5%, due 9/22/08	18,911,000	18,911,000

		$84,396,000
Total Certificates of Deposit, at Amortized Cost and Value		$231,926,000

Commercial Paper - 77.9% (y)
Brokerage & Asset Managers - 8.1%
Merrill Lynch & Co., Inc., 3.15%, due 12/22/08	$52,016,000	$51,506,243
Morgan Stanley, 2.68%, due 10/17/08	3,227,000	3,215,949
Morgan Stanley, 3.15%, due 12/08/08	47,866,000	47,455,549

		$102,177,741
Electrical Equipment - 3.4%
General Electric Co., 2.42%, due 9/26/08	$43,593,000	$43,519,740

Financial Institutions - 10.9%
American Express Credit Corp., 2.78%, due 9/26/08	$2,722,000	$2,716,745
American Express Credit Corp., 2.8%, due 9/18/08	46,730,000	46,668,213
General Electric Capital Corp., 2.6%, due 11/04/08	7,528,000	7,493,204
Lloyds TSB Bank PLC, 2.38%, due 9/10/08	50,766,000	50,735,794
Swedbank AB, 2.905%, due 10/15/08	1,050,000	1,046,272
Swedbank AB, 2.93%, due 11/03/08	28,500,000	28,353,866

		$137,014,094

6

Portfolios of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper - continued
Food & Beverages - 10.2%
Cargill, Inc., 2.4%, due 11/07/08 (t)	$2,045,000	$2,035,866
Cargill, Inc., 2.47%, due 9/24/08 (t)	11,522,000	11,503,818
Cargill, Inc., 2.53%, due 10/29/08 (t)	37,014,000	36,863,127
Coca-Cola Co., 2.3%, due 9/16/08 (t)	26,730,000	26,704,384
Hershey Foods Corp., 2.16%, due 9/29/08 (t)	27,740,000	27,693,397
Hershey Foods Corp., 2.18%, due 10/09/08 (t)	23,329,000	23,275,317

		$128,075,909
Insurance - 5.0%
AIG Funding, Inc., 2.6%, due 9/18/08	$49,837,000	$49,775,811
AIG Funding, Inc., 2.9%, due 10/21/08	693,000	690,209
Metlife Inc., 2.14%, due 9/19/08 (t)	4,000,000	3,995,720
Metlife Inc., 2.2%, due 9/09/08 (t)	72,000	71,965
MetLife, Inc., 2.12%, due 9/25/08 (t)	9,000,000	8,987,280

		$63,520,985
Major Banks - 22.8%
Abbey National North America LLC, 2.81%, due 11/10/08	$7,280,000	$7,240,223
Abbey National North America LLC, 2.53%, due 10/03/08	8,512,000	8,492,857
Bank of America Corp., 2.66%, due 11/03/08	697,000	693,755
Bank of America Corp., 2.88%, due 1/09/09	10,597,000	10,486,791
Bank of America Corp., 2.98%, due 3/05/09	39,827,000	39,217,094
BNP Paribas Financial Inc., 2.41%, due 9/11/08	10,232,000	10,225,150
BNP Paribas Financial Inc., 2.58%, due 9/19/08	40,570,000	40,517,665
JPMorgan Chase & Co., 2.64%, due 10/20/08	51,850,000	51,663,686
Natexis Banques Populaires US Financial Company LLC, 2.741%, due 10/14/08	18,690,000	18,628,809
Societe Generale North America Inc., 2.77%, due 10/17/08	47,890,000	47,720,496
Societe Generale North America Inc., 3%, due 2/27/09	1,300,000	1,280,608
Wells Fargo & Co., 2.35%, due 11/21/08	49,398,000	49,136,808
Wells Fargo & Co., 2.41%, due 9/05/08	1,519,000	1,518,593

		$286,822,535
Network & Telecom - 2.3%
AT&T, Inc., 2.15%, due 9/08/08 (t)	$7,093,000	$7,090,035
AT&T, Inc., 2.23%, due 10/20/08 (t)	15,231,000	15,184,770
AT&T, Inc., 2.3%, due 9/22/08 (t)	6,990,000	6,980,622

		$29,255,427
Other Banks & Diversified Financials - 9.1%
Calyon North America, Inc., 2.59%, due 9/24/08	$12,265,000	$12,244,705
Calyon North America, Inc., 2.7%, due 11/25/08	524,000	520,659
Citigroup Funding, Inc., 2.67%, due 9/02/08	8,991,000	8,990,333

7

Portfolios of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper - continued
Other Banks & Diversified Financials - continued
Citigroup Funding, Inc., 2.7%, due 9/19/08	$41,329,000	$41,273,206
Dexia Delaware LLC, 2.66%, due 9/19/08	820,000	818,909
UBS Finance Delaware LLC, 2.88%, due 9/08/08	3,610,000	3,607,978
UBS Finance Delaware, LLC, 2.8%, due 10/27/08	26,120,000	26,006,233
UBS Finance Delaware LLC, 2.65%, due 9/10/08	2,850,000	2,848,112
UBS Finance Delaware LLC, 2.8%, due 9/10/08	2,000,000	1,998,600
UBS Finance Delaware LLC, 2.85%, due 9/03/08	8,345,000	8,343,679
UBS Finance Delaware LLC, 3.115%, due 2/26/09	7,711,000	7,592,236

		$114,244,650
Tobacco - 4.0%
Philip Morris International, Inc., 2.27%, due 9/30/08 (t)	$11,954,000	$11,932,141
Philip Morris International, Inc., 2.26%, due 9/26/08 (t)	21,700,000	21,665,943
Philip Morris International, Inc., 2.27%, due 9/23/08 (t)	16,930,000	16,906,514

		$50,504,598
Utilities - Electric Power - 2.1%
Florida Power & Light Co., 2.15%, due 9/09/08	$26,500,000	$26,487,339
Total Commercial Paper, at Amortized Cost and Value		$981,623,018

Repurchase Agreements - 3.8%
Merrill Lynch, 2.13%, dated 8/29/08, due 9/02/08, total to be received $47,346,203 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$47,335,000	$47,335,000
Total Investments, at Amortized Cost and Value		$1,260,884,018

Other Assets, Less Liabilities - (0.1)%		(815,372)
Net Assets - 100.0%		$1,260,068,646

See Portfolio Footnotes and Notes to Financial Statements

8

Portfolios of Investments – continued

MFS® GOVERNMENT MONEY MARKET FUND

U.S. Government Agencies - 94.4% (y)
Issuer	Shares/Par	Value ($)

Fannie Mae, 1.7%, due 9/10/08	$2,000,000	$1,999,151
Fannie Mae, 2.37%, due 9/17/08	2,100,000	2,097,788
Fannie Mae, 2.4%, due 9/17/08	1,000,000	998,933
Fannie Mae, 2.09%, due 9/26/08	120,000	119,825
Fannie Mae, 2.42%, due 10/06/08	2,000,000	1,995,294
Fannie Mae, 2.36%, due 10/20/08	1,000,000	996,788
Federal Home Loan Bank, 2.3%, due 9/02/08	500,000	499,968
Federal Home Loan Bank, 2.25%, due 9/10/08	2,000,000	1,998,875
Federal Home Loan Bank, 2.1%, due 9/12/08	107,000	106,931
Federal Home Loan Bank, 2.34%, due 9/15/08	2,000,000	1,998,180
Federal Home Loan Bank, 2.37%, due 9/17/08	1,400,000	1,398,525
Federal Home Loan Bank, 2.47%, due 9/24/08	2,100,000	2,096,686
Federal Home Loan Bank, 2.52%, due 10/01/08	2,000,000	1,995,800
Federal Home Loan Bank, 2.1%, due 10/03/08	2,000,000	1,996,267
Federal Home Loan Bank, 2.37%, due 10/03/08	2,214,000	2,209,336
Federal Home Loan Bank, 2.35%, due 10/10/08	2,000,000	1,994,908
Federal Home Loan Bank, 2.4%, due 10/24/08	2,000,000	1,992,933
Federal Home Loan Bank, 2.44%, due 10/24/08	2,000,000	1,992,816
Federal Home Loan Bank, 2.07%, due 10/29/08	2,000,000	1,993,330
Federal Home Loan Bank, 2.41%, due 11/03/08	2,000,000	1,991,565
Federal Home Loan Bank, 2.41%, due 11/05/08	2,000,000	1,991,297
Federal Home Loan Bank, 2.13%, due 11/13/08	1,000,000	995,681
Federal Home Loan Bank, 2.24%, due 11/21/08	1,000,000	994,960
Federal Home Loan Bank, 2.54%, due 11/25/08	2,000,000	1,988,006
Federal Home Loan Bank, 2.64%, due 12/04/08	791,000	785,547
Federal Home Loan Bank, 2.7%, due 12/10/08	189,000	187,583
Federal Home Loan Bank, 2.8%, due 2/12/09	2,000,000	1,974,489
Federal Home Loan Bank, 2.85%, due 5/06/09	400,000	392,178
Freddie Mac, 2.09%, due 9/02/08	1,000,000	999,942
Freddie Mac, 2.4%, due 9/12/08	2,000,000	1,998,533
Freddie Mac, 2.09%, due 9/22/08	1,530,000	1,528,135
Freddie Mac, 2.35%, due 10/14/08	1,000,000	997,193
U.S. Treasury Bills, 1.66%, due 9/18/08	1,000,000	999,216
U.S. Treasury Bills, 1.735%, due 11/13/08	2,000,000	1,992,964
U.S. Treasury Bills, 1.835%, due 11/13/08	2,000,000	1,992,558
Total U.S. Government Agencies, at Amortized Cost and Value		$52,292,181

9

Portfolios of Investments – continued

Repurchase Agreements - 4.4%
Issuer	Shares/Par	Value ($)

Merrill Lynch, 2.13%, dated 8/29/08, due 9/02/08, total to be received $2,443,578 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$2,443,000	$2,443,000
Total Investments, at Amortized Cost and Value		$54,735,181

Other Assets, Less Liabilities - 1.2%		648,355
Net Assets - 100.0%		$55,383,536

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 8/31/08

These statements represent your funds’ balance sheet, which details the assets and liabilities comprising the total value of each fund.

MFS MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$1,260,884,018
Cash	427
Receivable for fund shares sold	4,446,161
Interest receivable	1,152,121
Other assets	3,675
Total assets		$1,266,486,402
Liabilities
Distributions payable	$117,477
Payable for fund shares reacquired	5,981,074
Payable to affiliates
Management fee	20,639
Shareholder servicing costs	189,402
Administrative services fee	1,923
Payable for independent trustees’ compensation	33,689
Accrued expenses and other liabilities	73,552
Total liabilities		$6,417,756
Net assets		$1,260,068,646
Net assets consist of
Paid-in capital	$1,260,201,280
Accumulated net realized gain (loss) on investments	(132,634)
Net assets		$1,260,068,646
Shares of beneficial interest outstanding		1,260,198,983
Net asset value per share (net assets of $1,260,068,646/1,260,198,983 shares of beneficial interest outstanding)		$1.00

See Notes to Financial Statements

11

Statements of Assets and Liabilities – continued

MFS GOVERNMENT MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$54,735,181
Cash	545
Receivable for fund shares sold	714,592
Interest receivable	433
Other assets	213
Total assets		$55,450,964
Liabilities
Distributions payable	$4,718
Payable for fund shares reacquired	9,508
Payable to affiliates
Management fee	903
Shareholder servicing costs	12,888
Administrative services fee	199
Payable for independent trustees’ compensation	5,555
Accrued expenses and other liabilities	33,657
Total liabilities		$67,428
Net assets		$55,383,536
Net assets consist of
Paid-in capital		$55,383,536
Shares of beneficial interest outstanding		55,383,533
Net asset value per share (net assets of $55,383,536/55,383,533 shares of beneficial interest outstanding)		$1.00

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 8/31/08

These statements describe how much each fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by each fund’s operations.

MFS MONEY MARKET FUND

Net investment income
Interest income		$48,205,634
Expenses
Management fee	$5,388,506
Shareholder servicing costs	1,971,803
Administrative services fee	175,410
Independent trustees’ compensation	35,546
Custodian fee	129,180
Shareholder communications	46,247
Auditing fees	42,578
Legal fees	19,842
Miscellaneous	107,967
Total expenses		$7,917,079
Fees paid indirectly	(145,862)
Reduction of expenses by investment adviser	(3,514,147)
Net expenses		$4,257,070
Net investment income		$43,948,564

See Notes to Financial Statements

13

Statements of Operations – continued

MFS GOVERNMENT MONEY MARKET FUND

Net investment income
Interest income		$1,250,385
Expenses
Management fee	$197,590
Shareholder servicing costs	69,363
Administrative services fee	17,600
Independent trustees’ compensation	2,535
Custodian fee	11,991
Shareholder communications	19,245
Auditing fees	28,477
Legal fees	1,593
Registration fees	19,961
Miscellaneous	4,399
Total expenses		$372,754
Fees paid indirectly	(5,697)
Reduction of expenses by investment adviser	(138,516)
Net expenses		$228,541
Net investment income		$1,021,844

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS MONEY MARKET FUND

	Years ended 8/31
	2008	2007
Change in net assets
From operations
Net investment income	$43,948,564	$55,456,394
Net realized gain (loss) on investments	—	(124,119)
Change in net assets from operations	$43,948,564	$55,332,275
Distributions declared to shareholders
From net investment income	$(43,948,564)	$(55,562,222)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	1,227,547,989	1,444,602,867
Net asset value of shares issued to shareholders in reinvestment of distributions	41,619,005	52,514,383
Cost of shares reacquired	(1,248,569,897)	(1,199,100,737)
Change in net assets from fund share transactions	$20,597,097	$298,016,513
Total change in net assets	$20,597,097	$297,786,566
Net assets
At beginning of period	1,239,471,549	941,684,983
At end of period	$1,260,068,646	$1,239,471,549

See Notes to Financial Statements

15

Statements of Changes in Net Assets – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2008	2007
Change in net assets
From operations
Net investment income	$1,021,844	$944,571
Distributions declared to shareholders
From net investment income	$(1,021,844)	$(946,849)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	64,124,185	21,182,709
Net asset value of shares issued to shareholders in reinvestment of distributions	978,407	920,529
Cost of shares reacquired	(36,998,218)	(16,878,761)
Change in net assets from fund share transactions	$28,104,374	$5,224,477
Total change in net assets	$28,104,374	$5,222,199
Net assets
At beginning of period	27,279,162	22,056,963
At end of period	$55,383,536	$27,279,162

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the funds’ financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

MFS MONEY MARKET FUND

	Years ended 8/31
	2008	2007		2006		2005		2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05		$0.04		$0.02		$0.01
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.04	$0.05		$0.04		$0.02		$0.01
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)		$(0.04)		$(0.02)		$(0.01)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	3.57	5.16		4.36		2.16		0.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.61		0.68		0.75		0.67
Expenses after expense reductions (f)	0.35	0.32		0.37		0.44		0.54
Net investment income	3.51	5.03		4.28		2.17		0.62
Net assets at end of period (000 Omitted)	$1,260,069	$1,239,472		$941,685		$768,871		$828,921

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

17

Financial Highlights – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05	$0.04	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)	$(0.04)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	2.87	4.79	3.89	2.02	0.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.94	1.10	0.87	0.74
Expenses after expense reductions (f)	0.59	0.59	0.75	0.52	0.59
Net investment income	2.59	4.68	3.78	1.96	0.49
Net assets at end of period (000 Omitted)	$55,384	$27,279	$22,057	$24,414	$39,787

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the funds’ financial statements.

Repurchase Agreements – Each fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under each fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising

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Notes to Financial Statements – continued

out of the performance of their duties to the funds. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the funds or in unrealized gain/loss if the security is still held by the funds. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the funds’ financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by each fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share.

20

Notes to Financial Statements – continued

Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2008, there were no significant adjustments due to differences between book and tax accounting for either the MFS Money Market Fund or the MFS Government Money Market Fund.

The tax character of distributions declared to shareholders is as follows:

	Money Market Fund		Government Money Market Fund
	8/31/08	8/31/07	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$43,948,564	$55,562,222	$1,021,844	$946,849

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08	Money Market Fund	Government Money Market Fund
Cost of investments	$1,260,844,018	$54,735,181
Undistributed ordinary income	$149,127	$10,105
Capital loss carryforwards	(132,634)	—
Other temporary differences	(149,127)	(10,105)

As of August 31, 2008 the MFS Money Market Fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(8,329)
8/31/13	(151)
8/31/15	(35)
8/31/16	(124,119)
$(132,634)

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds.

Each fund’s management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.50%
Next $400 million of average daily net assets	0.45%
Next $300 million of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

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Notes to Financial Statements – continued

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce each fund’s management fee to 0.15% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2008, this waiver amounted to $3,507,718 and $138,313 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is reflected as a reduction of total expenses in the Statements of Operations. The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.15% of each fund’s average daily net assets.

Effective September 1, 2008, the advisory agreements have been amended such that the management fees for each fund are computed daily and paid monthly at an annual rate of 0.40% of the first $1 billion of average daily net assets and 0.35% of average daily net assets in excess of $1 billion. The investment advisor has agreed to waive this fee to 0.15% of each fund’s average daily net assets through February 28, 2009.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges imposed during the year ended August 31, 2008 for the MFS Money Market Fund and MFS Government Money Market Fund were $66,619 and $0, respectively.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended August 31, 2008, the fees were $814,726 and $28,938, which equated to 0.0650% and 0.0732% annually of each fund’s average daily net assets for the MFS Money Market Fund and the MFS Government Money Market Fund, respectively. MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $781,927 and $40,425 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent

22

Notes to Financial Statements – continued

such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the MFS Money Market Fund amounted to $375,150 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged a fixed amount plus a fee based on average daily net assets. Each fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0140% and 0.0445% of each fund’s average daily net assets for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The funds have an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $4,829 and $1,065 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively. This amount is included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $33,689 and $5,555 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – These funds and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provides for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid to Tarantino LLC and Griffin Compliance LLC was $8,811 and $271 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is included

23

Notes to Financial Statements – continued

in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $6,429 and $203 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, were as follows:

	Purchases	Sales
MFS Money Market Fund	$13,737,627,466	$13,680,710,259
MFS Government Money Market Fund	$1,005,135,838	$975,153,000

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

The MFS Money Market Fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund and MFS Conservative Allocation Fund were the owners of record of approximately 9% and 6%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund , MFS Lifetime 2010 Fund and the MFS Lifetime 2020 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of each fund.

(6)	Line of Credit

Each fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, each fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fees were $5,435 and $164 and interest expense was $0 and $0 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in miscellaneous expense on the Statements of Operations.

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Notes to Financial Statements – continued

(7)	Subsequent Event

On October 1, 2008, the Trustees approved the MFS Money Market Fund‘s participation in the initial term of the United States Department of Treasury’s Temporary Guarantee Program (the Program) through December 18, 2008. The Program (the cost of which will be borne by the fund) provides coverage to shareholders for amounts held in participating funds as of the close of business September 19, 2008, subject to certain conditions and limitations (but does not guarantee a $1.00 net asset value upon redemption or liquidation of shares). The Treasury may elect to extend the program beyond December 18, 2008, at which time the fund will determine whether to continue to participate in the Program.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the portfolios comprising MFS Series Trust IV) (the “Trust”) as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of MFS Money Market Fund and MFS Government Money Market Fund as of August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2008

26

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

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Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Edward O’Dette

32

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

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Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s share class in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s share class was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s share class was in the 1st quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as

34

Board Review of Investment Advisory Agreement – continued

during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s share class as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS’ settlement with the New York Attorney General (the “NYAG Settlement”) concerning market timing and related matters. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints. However, such breakpoints are not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

35

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement.

The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: The advisory fee reduction required by the NYAG Settlement with respect to the Fund will expire on February 28, 2009. At the time MFS entered into the NYAG Settlement, MFS also agreed with the Board that it would not eliminate such advisory fee reduction without the Board’s consent. Following discussions between MFS and the Board at the contract review meetings, MFS and the Board agreed to amend the Fund’s investment advisory agreement. As a result, effective March 1, 2009, the Fund’s investment advisory fee rate will be 0.40% of the Fund’s average daily net assets up to $1 billion and 0.35% of assets in excess of $1 billion.

36

Board Review of Investment Advisory Agreement – continued

MFS Government Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc.(the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding

37

Board Review of Investment Advisory Agreement – continued

MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s share class in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s share class was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s share class was in the 2nd quintile for each of the one- and five- year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management

38

Board Review of Investment Advisory Agreement – continued

personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s share class as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS’ settlement with the New York Attorney General (the “NYAG Settlement”) concerning market timing and related matters. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints. However, such breakpoints are not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

39

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: The advisory fee reduction required by the NYAG Settlement with respect to the Fund will expire on February 28, 2009. At the time MFS entered into the NYAG Settlement, MFS also agreed with the Board that it would not eliminate such advisory fee reduction without the Board’s consent. Following discussions between MFS and the Board at the contract review meetings, MFS and the Board agreed to amend the Fund’s investment advisory agreement. As a result, effective March 1, 2009, the Fund’s investment advisory fee rate will be 0.40% of the Fund’s average daily net assets up to $1 billion and 0.35% of average daily net assets in excess of $1 billion.

40

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

41

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

Each fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

42

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2008 and 2007, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
Fees billed by Deloitte:	2008	2007
MFS Government Money Market Fund	22,915	22,755
MFS Mid Cap Growth Fund	39,120	39,378
MFS Money Market Fund	33,015	22,755

Total	95,050	84,888

For the fiscal years ended August 31, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2008	2007	2008	2007	2008	2007
To MFS Government Money Market Fund	0	0	3,229	3,741	1,207	485
To MFS Mid Cap Growth Fund	0	0	5,683	6,111	1,207	485
To MFS Money Market Fund	4,000	0	3,229	3,741	1,207	485

Total fees billed by Deloitte To above Funds:	4,000	0	12,141	13,593	3,621	1,455
To MFS and MFS Related Entities of MFS Government Money Market Fund*	1,340,542	905,470	0	0	191,422	543,753
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	1,340,542	905,470	0	0	191,422	543,753
To MFS and MFS Related Entities of MFS Money Market Fund*	1,340,542	905,470	0	0	191,422	543,753

Aggregate fees for non-audit services:	2008	2007
To MFS Government Money Market Fund, MFS and MFS Related Entities#	1,638,787	1,601,027
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	1,641,241	1,603,397
To MFS Money Market Fund, MFS and MFS Related Entities#	1,642,787	1,601,027

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President

Date: October 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date: October 15, 2008

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2008

*	Print name and title of each signing officer under his or her signature.